SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     November 9, 2000

                          Natural Solutions Corporation
             (Exact name of registrant as specified in its charter)


Nevada                             000-28155                          88-0367024
--------------------          ---------------------            -----------------
(State or other jurisdiction  (Commission File Number)             (IRS Employer
 of incorporation)                                           Identification No.)


100 Volvo Parkway, Suite 200, Chesapeake, Virginia                         23320
----------------------------------------------------                   ---------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (757) 548-4242

Securities registered under Section 12(b) of the Exchange Act:

Title of each class                            Name of each exchange
                                               on which registered
         None
---------------------------------              -------------------------------

Copies of Communications Sent to:

                                     Mintmire & Associates
                                     265 Sunrise Avenue, Suite 204
                                     Palm Beach, FL 33480
                                     Tel: (561) 832-5696
                                     Fax: (561) 659-5371

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 9, 2000 M.G. Robertson, the Company's Chairman of the Board, invested an additional $100,000 in the form of a convertible debenture bearing interest at 10%, maturing on November 10, 2005, and secured by the assets of the Company.

The above Debenture will fully mature on November 10, 2005 and the Company has the right at its election to pay the interest accumulated thereon in cash or in shares of its common stock, each share to be valued at twenty-five cents ($0.25). The Company has also reserved the right to prepay this debenture at any time prior to maturity. In addition, at the election of the holder, of the Debenture may be converted in whole or in part into the common stock of the Company at twenty-five cents ($0.25) per share, subject to adjustments provided therein.

EXHIBIT
----------

4.4  *    Convertible Debenture executed November 9, 2000 and  maturing November
          10, 2005
----------

(*   Filed herewith)


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Natural Solutions Corporation (Registrant)

Date: November 22, 2000            By: /s/ Michael D. Klansek
                                   -----------------------------
                                   Michael D. Klansek,
                                   Treasurer and Chief Financial Officer


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